SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29, 2007

Driftwood Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-124829	71-1033391
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars
Suite 2550
Los Angeles, California 90067

(Address of principal executive
offices including zip code)

(310) 601-2500

(Registrant’s telephone number,
including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Form 8-K, unless otherwise indicated or context otherwise requires, all references to “we”, “our”, “us”, “our company”, the “Company” or “Driftwood” refer to Driftwood Ventures, Inc., a Nevada Corporation.

Item 4.01  Changes In Registrant’s Certifying Accountant.

On October 29, 2007, we dismissed our independent accountant, Dale Matheson Carr-Hilton Labonte, LLP (“DMCL”) which had been serving as our principal accountant up to such date and appointed the firm Rothstein Kass & Company, P.C. (“Rothstein Kass”) as our new independent accountant. The decision to change accountants was approved by our Board of Directors.

Other than as described herein, no reports issued by DMCL during our two most recent fiscal years and any subsequent interim period contained an adverse opinion or disclaimer of opinion, nor were any reports issued by DMCL qualified or modified as to uncertainty, audit scope, or accounting principles. During our most recent full fiscal years ended December 31, 2006 and 2005 and subsequent interim periods through October 29, 2007, there were no disagreements with DMCL on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DMCL, would have caused DMCL to make references to the subject matter of such disagreements in connection with its reports on the Company’s financial statements during such periods. DMCL issued going concern opinions in connection with its audit of each of the fiscal years ended December 31, 2006 and 2005, stating that because the Company had accumulated a deficit, had a working capital deficiency, and further losses were anticipated in the development of the Company’s business, in DMCL’s judgment, there was substantial doubt about the Company’s ability to continue as a going concern. DMCL has furnished to Driftwood a letter addressed to the Securities and Exchange Commission (“SEC”) stating that it agrees with the above statements made by Driftwood. A copy of that letter, dated October 29, 2007, is filed as Exhibit 16.01 to this Current Report on Form 8-K. By filing the letter as an exhibit as required by the SEC regulations, Driftwood is not necessarily indicating its agreement with the statements contained therein.

Rothstein Kass was engaged on October 29, 2007 as Driftwood’s new principal accountant to provide audit services for Driftwood. During our two prior fiscal years ended December 31, 2006 and the subsequent interim period through October 29, 2007, Rothstein Kass was not engaged as our principal accountant to audit our financial statements nor was it consulted regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

16.01	Letter regarding change in certifying accountant dated October 29, 2007 from Dale Matheson Carr-Hilton Labonte, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Driftwood Ventures, Inc. (Registrant)

Dated: October 29, 2007	By:	/s/ Charles Bentz
Charles Bentz
Chief Financial Officer